MerueloMaddux Properties, Inc.
Supplemental Information

March 31, 2008

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Corporate Information

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Company Background

MerueloMaddux Properties, Inc. (MMPI) is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties located in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.  We are an experienced real estate company in the Los Angeles market. We employ specialists in urban site identification, land planning, design development, architecture, construction oversight, real estate brokerage, financial underwriting, real estate law and property management. Our employees have close working relationships with local and national lending institutions, local government officials and community and labor leaders and are active in the real estate financial and brokerage community in Los Angeles. We have substantial experience in assembling numerous small land parcels and expediting land development approvals and in project design, construction and management.

We focus on properties that have alternate, more profitable uses achievable through major renovation, redevelopment or development. We are involved in a wide range of project types, including food industry, wholesale market, small tenant industrial and residential properties. These projects are predominantly located in a densely urban, multi-ethnic environment, involve numerous local entitlement, property assemblage and physical challenges and are opportunities frequently overlooked by mainstream institutional investors and developers. We believe we can earn higher risk-adjusted returns on the redevelopment of re-emerging urban markets than on initial development in emerging suburban markets.

We are committed to responsible property investing. Real estate development activity in California historically has been centered around the periphery of established population areas, which has resulted in suburban sprawl and exacerbated economic, social and transportation problems and provoked resistance from businesses, residents and governments. “Smart Growth” and “Transit Oriented Development” are emerging categories of development that feature urban infill projects that meet the demands of urban communities. The advantages of Smart Growth projects include utilizing or upgrading existing infrastructure instead of creating new infrastructure, as well as reducing automobile reliance by locating businesses, customers and employees closer to each other and to existing public transit systems. We pursue Smart Growth projects, Transit Oriented Development and similar projects that have both economic and social benefits.

Most of our projects are located in or around the downtown area of Los Angeles, and all of our projects are in Southern California. Downtown Los Angeles is commonly defined as an area of approximately 350 city blocks, or approximately 2,500 acres, ringed by the U.S. Highway 101/ Santa Ana Freeway on the north, the Los Angeles River on the east, U.S. Interstate 10/Santa Monica Freeway to the south and the State Highway 110/Pasadena Freeway to the west. With approximately 83 acres of land in downtown Los Angeles owned or controlled through executory purchase and sale agreements or options to purchase, we believe we are the largest non-government landowner in downtown Los Angeles.

We organized our company as a taxable corporation and own our assets through an operating partnership.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

We are a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties located in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.

As of March 31, 2008, we had classified 27 of our projects as rental properties and 28 as development projects. Most of the projects are located in or around the downtown area of Los Angeles, and all of the projects are in Southern California.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission (SEC).

Acquisitions and Dispositions:
In the first quarter, we completed the acquisition and disposition of 9901 Alameda Street in the City of Los Angeles, a 21.3 acre former industrial facility.  The property was originally put under contract in October, 2003.  Prior to the closing of the sale, the seller attempted to void the purchase contract and our predecessor filed a lawsuit to enforce performance of the contract.  Due to the nature of the ongoing litigation, at the time of our IPO the property was not listed among our current or future assets.   In March, 2008, the appeal process was fully completed in our favor. We identified a purchaser interested in the property and the Company purchased the property and simultaneously resold to the new purchaser for a net gain of approximately $6.9 million.  We also received approximately $468,000 in reimbursed legal expenses.

Development Activities:
We have received a permanent Certificate of Occupancy on the residential portion of our Union Lofts project, which includes 92 residential rental units along with approximately 11,000 square feet of restaurant/lounge space in a historic twelve story building in downtown Los Angeles. We expect construction on the restaurant/lounge space to be completed in the fourth quarter of 2008.

Construction activity on our 214 unit luxury/mixed use/commercial-residential tower at 717 West 9th Street continues on budget.  Work is commencing on the 24th level of the thirty-four floor structure.

Construction work continued on our 290,620 square foot multi-tenant food processing facility at 3000 Washington Blvd. pursuant to build-to-suit arrangements.  Construction crews are currently completing the construction work and tenant-specific improvements for the space that has been leased.  Construction work has also continued on the 74,000 square foot Gold’s Gym and self storage property pursuant to build-to-suit arrangements.

Leasing Activities:
We completed or renewed a total of thirty five leases during the first quarter for a net total increase of 13,105 square feet of leased space.  We additionally leased building signage space to Van Wagner Communications and replaced the lessor of two of our commercial parking lots, significantly increasing those properties' rental income.  The largest new lease was to Michael Distributors, Inc., who leased 5,000 square feet in our Barstow Produce Center property.  Paola, Inc. leased 4,601 square feet and Super Fine-L LLC leased 3,000 square feet of space at our 2131 Humboldt Street property.

The remaining leases were for smaller sized space predominantly for produce and food distribution related tenants.  The majority of tenants were on month to month leases. The leases of several tenants were not renewed in order to facilitate future development plans.  The annualized cash rental growth during the quarter was $1.3 million.  The annualized GAAP rental growth during the quarter was $0.2 million.

Subsequent to receiving our permanent Certificate of Occupancy at our Union Lofts project, we began leasing the property and have completed sixteen leases at rental rates consistent with our expectations.  In addition, we entered into a two month lease for five of the penthouse suites with a network owned interior design television show at rental rates in excess of our expectations.

Financing Activities:
During the first quarter the company closed seven secured, real property financing transactions with aggregate loan proceeds of $81.0 million at an average interest rate of 5.54%.  Six of these transactions were refinancing transactions for existing commercial properties and one was a new loan secured by a previously unencumbered property.  Subsequent to the end of the first quarter, the company refinanced one loan for a total of $19.0 million, paid off one loan and received a new loan for an equivalent amount of $5.3 million with a one year term.  These two loans had an average interest rate of 7.76%.  The lenders for the nine individual loans included two local Los Angeles-based commercial banks and two national banks.   One of the loans was a new relationship with a regional commercial bank.

Recent changes in the credit markets have caused a widening of spreads and a tightening of terms on large scale loan transactions, typically provided by large national banks.  However, there is a natural limit to the loan size that regional lenders can accommodate.  We anticipate that the difficulty to obtain large scale ($50 million and up) construction and permanent loans will continue to impact the development industry.  We are considering the possibility of entering into joint venture agreements for several of our large residential construction projects as a way to increase the amount of equity in a project, reduce our financial exposure and improve the financing prospects of those projects.

General Market Highlights:
In the industrial/commercial marketplace, downtown Los Angeles remains among the strongest real estate markets in the nation, with a first quarter vacancy rate of 1.2%.  As noted by Cushman & Wakefield, “Leasing was solid in the first quarter of 2008 and looks to maintain its momentum going into the next quarter.  Vacancy rates are currently the lowest in the country and look to remain stable given the tight market conditions.”

Our residential development program focuses on the rental market, which has continued to see good growth in rental rates, partly as a result of the difficulties in the mortgage financing market.  Rental rates for one and two bedroom apartments comparable to our current and proposed residential projects have experienced rental growth rates well in excess of the inflation rate.  According to USC’s Lusk Center for Real Estate, the current residential rental occupancy rate is 96%.  Due to current conditions in the credit markets, it has been reported that several large, planned residential projects by competing developers have been postponed.  In light of the current and changing credit market conditions and availability of capital, we are evaluating and adjusting as appropriate our previously disclosed development and redevelopment plans, timelines and costs

The marketplace in downtown Los Angeles has seen a slowdown in condominium sales.  A number of prospective condominium development projects have been delayed, pending a change in the credit markets. Smaller units continue to sell better than larger units, since potential buyers can more easily qualify for conforming (non-jumbo) loans. The volume of sales of larger units has decreased.  The recent increase in the conforming loan limit from approximately $417,000 to approximately $729,750 may facilitate the sales of the larger units.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Investor Information

Principal Corporate Office
MerueloMaddux Properties, Inc.
761 Terminal Street
Building One, 2nd Floor
Los Angeles, California 90021
Phone:       (213) 291-2800
Fax:           (213) 291-2830
www.meruelomaddux.com

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Ted McGonagle	American Stock Transfer & Trust Company	NASDAQ: MMPI
Chief Investment Officer	Phone: 800-937-5449
761 Terminal Street
Building One 2nd Floor
Los Angeles, CA 90021
Phone: (213) 291-2800
E-mail: tmcgonagle@meruelomaddux.com

Board of Directors and Executive Officers
Richard Meruelo	Chairman and Chief Executive Officer
John Charles Maddux	President, Chief Operating Officer and Director
Lynn Beckemeyer	Executive Vice President – Development and Director
Fred Skaggs*	Chief Financial Officer
Ted McGonagle	Chief Investment Officer
Todd Nielsen	General Counsel and Corporate Secretary
Miguel Enrique Echemendia	Chief Administrative Officer
John B. Hansen	Director
Philip S. Payne	Director
Richard Garcia Polanco	Director
Anthony A. Williams	Director

* Effective May 23, 2008, Andrew Murray will be the Chief Financial Officer and Fred Skaggs will be the Chief Accounting Officer.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Supplemental Financial Information

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Consolidated Balance Sheets
(in thousands)

	Mar. 31, 2008	Dec. 31, 2007	Sep. 30, 2007	Jun. 30, 2007	Mar. 31, 2007
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$12,347	$3,030	$11,175	$50,290	$100,949
Restricted cash	7,299	7,104	7,432	1,215	1,090
Accounts receivable	2,152	2,610	2,256	1,943	1,476
Rental properties, net	305,149	306,096	305,260	299,124	263,131
Real estate held for development	469,278	461,789	437,646	396,149	370,366
Other assets, net	3,611	3,551	4,045	4,007	4,906
Total assets	$799,836	$784,180	$767,814	$752,728	$741,918

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$19,465	$8,585	$4,905	$5,522	$4,438
Accrued expenses and other liabilities	9,565	8,045	16,451	14,001	13,005
Due to affiliates, net	-	-	-	-	1,256
Notes payable secured by real state	316,570	307,394	294,594	277,957	264,676
Deferred taxes, net	37,371	41,101	39,560	39,560	39,560
Total liabilities	382,971	365,125	355,510	337,040	322,935

Commitments and contingencies	–	–	–	–	–

Minority interests	1,360	–	–	–	–

Common stock	867	858	858	858	858
Additional paid in capital	444,760	444,280	443,292	442,606	442,282
Affiliate notes receivable	(14,214)	(14,214)	(22,614)	(22,614)	(22,614)
Retained earnings (deficit)	(15,908)	(11,869)	(9,232)	(5,162)	(1,543)
Total stockholders' equity (deficit)	415,505	419,055	412,304	415,688	418,983
Total liabilities and stockholders' equity	$799,836	$784,180	$767,814	$752,728	$741,918

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Consolidated and Combined Statements of Operations
(unaudited and in thousands except per share data)

	Meruelo Maddux Properties, Inc					Predecessor
	Three Months Ended Mar. 31, 2008	Three Months Ended Dec. 31, 2007	Three Months Ended Sep. 30, 2007	Three Months Ended Jun. 30, 2007	Period Jan. 30, 2007 through Mar. 31, 2007	Period Jan. 1, 2007 through Jan. 29, 2007
Revenue:
Rental income	$6,612	$6,319	$5,980	$5,562	$3,786	$1,957
Management fees	73	72	68	73	47	12
Interest income	203	271	523	986	1,043	205
Other income	109	267	80	67	78	28
Total Revenue	6,997	6,929	6,651	6,688	4,954	2,202
Expense:
Rental expenses	3,512	2,995	3,776	3,377	2,373	999
Interest expense	2,456	2,674	2,667	2,620	1,551	2,205
Depreciation and amortization	1,693	1,763	1,557	1,821	923	374
Impairment loss on real estate assets	10,245	-	-	-	-	-
General and administrative	2,396	2,134	2,721	2,489	1,650	628
Total Expense	20,302	9,566	10,721	10,307	6,497	4,206
Gain on sale of real estate	6,897	-	-	-	-	-
Loss before income taxes and minority interests	(6,408)	(2,637)	(4,070)	(3,619)	(1,543)	(2,004)
Minority interests	(1,360)	-	-	-	-	-
Loss before income taxes	(7,768)	(2,637)	(4,070)	(3,619)	(1,543)	(2,004)
Provision (benefit) for income taxes	(3,729)	-	-	-	-	-
Net loss	$(4,039)	$(2,637)	$(4,070)	$(3,619)	$(1,543)	$(2,004)
Basic and diluted loss per share	(0.05)	(0.03)	(0.05)	(0.04)	(0.02)	N/A
Weighted average common shares outstanding - basic and diluted	85,746,786	85,478,164	85,478,164	85,478,164	84,045,736	N/A

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Capital Structure
(in thousands)
		Principal Balance
		March 31, 2008

Fixed Rate Mortgage Notes		$131,329
Variable Rate Mortgage Notes		185,241
Total Consolidated Debt		316,570

Equity (in thousands)

	Shares & Units Outstanding	Market Value (1)

Common Stock	86,683	$220,175

Operating Partnership Units	348	884

Total Common Equity	87,031	221,059

Total Market Capitalization		$537,629
        __________
       (1)  Value based on the NASDAQ closing price of $2.54 on March 31, 2008.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Consolidated Debt
(in thousands)

Fixed Rate Mortgage Notes			Balance at
Project Name	Interest Rate	Maturity Date	March 31, 2008
Seventh Street Produce Market/Alameda Square	6.75%	November 30, 2008	$ 50,045
Meruelo Wall Street	6.25%	July 5, 2008	20,616
Crown Commerce Center	7.48%	September 5, 2011	10,289
Seventh Street Produce Market/Alameda Square	8.00%	November 30, 2008	9,957
Washington Cold Storage	6.93%	April 13, 2016	9,669
1800 E. Washington Blvd.	7.49%	October 1, 2017	9,100
2131 Humboldt Street	6.50%	January 1, 2011	7,000
420 Boyd Street	7.49%	June 15, 2012	5,950
Santa Fe Plaza	7.49%	October 1, 2017	3,158
1500 Griffith Avenue	7.00%	January 24, 2013	3,000
905 E. 8th Street	7.50%	January 15, 2009	1,950
500 Mateo Street	7.00%	March 1, 2016	595
Total Fixed Rate Mortgage Notes			$ 131,329

Variable Rate Mortgage Notes (1)
Union Lofts Mini Permanent Loan	1-Month LIBOR plus 1.65%	March 1, 2009	$ 28,108
South Park Towers	Prime	July 14, 2008	25,000
Sky Arc	Prime plus .75%	April 1, 2008 (2)	19,000
2000 San Fernando Road	3-Month LIBOR plus 2.75%	April 1, 2012	13,444
Ullman Tower One	Prime	April 30, 2008 (3)	11,275
Southern California Institute of Architecture	Prime plus .25%	August 1, 2011	10,176
Barstow Produce Center Construction Loan	Prime plus .50%	January 9, 2013	9,121
1875 W. Mission Blvd.	6-Month LIBOR plus 6.25%	March 29, 2024	8,632
788 S. Alameda Street	Prime plus .50%	April 1, 2013	7,250
Center Village	Prime plus 1.0%	October 1, 2008	7,000
Ullman Tower Two	Prime	May 1, 2008 (4)	6,397
Barstow Produce Center Construction Loan	Prime plus 1.0%	January 9, 2010	6,270
Washington Produce Market	Prime plus 0.5%	December 5, 2012	6,133
1919 Vineburn Avenue	Prime plus 1.0%	July 1, 2008	5,500
Olive Street Towers	Prime	May 1, 2008 (5)	5,340
620 Gladys Avenue	Prime	April 1, 2008 (6)	5,265
801 E 7th Street	Prime	September 1, 2008	4,400
Meruelo Farms	Prime	November 7, 2010	3,350
3rd & Omar	Prime plus .25%	August 15, 2010	2,590
2415 Washington Blvd.	Prime	November 15, 2008	990
Total Variable Rate Mortgage Notes			$ 185,241

GRAND TOTAL			$ 316,570
      __________
(1)	At March 31, 2008, the Prime rate was 5.25%. The six-month LIBOR, the three-month LIBOR and the one-month LIBOR rates in effect at March 31, 2008 were 5.50%, 4.68% and 2.70%, respectively.
(2)	Lender extended the maturity date to July 1, 2008 upon our request for the same principal amount with the same interest terms.
(3)	Loan is being refinanced by an approved new loan from a different lender.
(4)	Lender extended the maturity date to June 1, 2008 upon our request for the same principal amount with the same interest terms.
(5)	We refinanced this loan with a new loan for the same principal amount at an interest rate of Prime plus 1.0% with a maturity date of May 1, 2009 collateralized by the Desmond Building.
(6)	Lender extended the maturity date to October 1, 2008 upon our request for the same principal amount with the same interest terms.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Reconciliation of Net Loss to Earnings Before Interest, Taxes and Depreciation and Amortization (1)
(unaudited and in thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2008	December 31, 2007	Sept 30, 2007	June 30, 2007	March 31, 2007
Reconciliation of net loss to earnings before interest,
taxes and depreciation and amortization (EBITDA):
Net Loss	$(4,039)	$(2,637)	$(4,070)	$(3,619)	$(3,547)
Add: Interest expense	2,456	2,674	2,667	2,620	3,756
Depreciation and amortization	1,693	1,763	1,557	1,821	1,297
Deferred income tax benefit	(3,729)	-	-	-	-
Minority interests	1,360	-	-	-	-
Impairment loss on real estate assets	10,245	-	-	-	-
EBITDA	$7,986	$1,800	$154	$822	$1,506

EBITDA	$7,986	$1,800	$154	$822	$1,506
Less: gain on sale of real estate	(6,897)	-	-	-	-
EBITDA before gain on sale of real estate	$1,089	$1,800	$154	$822	$1,506

     __________
(1)	For the definition and discussion of EBITDA, see page 15.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

After Tax Cash Flow (1)
(unaudited and in thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Mar. 31, 2008	Dec. 31, 2007	Sep. 30, 2007	Jun. 30, 2007	Mar. 31, 2007

Net Loss	$(4,039)	$(2,637)	$(4,070)	$(3,619)	$(3,547)
Deferred income tax benefit	(3,729)	–	–	–	–
Minority interests	1,360	–	–	–	–
Impairment loss on real estate assets	10,245	–	–	–	–
Depreciation and amortization	1,693	1,763	1,557	1,821	1,297
Amortization of loan costs	94	77	86	111	134
Non-cash compensation expense	413	464	432	449	283
Straight-line rent adjustments	(115)	(150)	(386)	43	30
ATCF	$5,922	$(483)	$(2,381)	$(1,195)	$(1,803)
      __________
(1)	For the definition and discussion of ATCF, see page 16.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Management Statements on Forward Looking Statements, Estimates and Non-GAAP Supplemental Measures

Disclaimer:

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this supplemental information package to reflect new information, future events or otherwise.

Forward-Looking Statements:

This supplemental information package contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we include this statement for purposes of complying with these safe harbor provisions.

Forward-looking statements relate to estimates, expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.

The majority of our projects are in various stages of development and redevelopment. With respect to such projects, the information under the heading “Development/Stabilization Plan” represents our current redevelopment plan for the project. Similarly, the periods and amounts under the headings “Estimated Total Project Costs” and “Estimated Stabilization Date” represent our current estimate of when we will commence and complete construction of the proposed redevelopment, the period and amounts needed to complete the structural shell, core and tenant or owner improvements, as applicable, and lease the project to an industry standard occupancy level.

Our beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, the status and performance of our projects may vary materially from those expressed in our forward-looking statements. For example, the actual redevelopment plan, the actual commencement, completion and costs of construction and the actual stabilization may vary. We can provide no assurance that any proposed development or redevelopment will occur as described below or on a timeframe or at costs consistent with our estimates.

You should carefully consider the risks and uncertainties before you make an investment decision with respect to our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements:

•
the factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Report for the quarter ended March 31, 2008, including those set forth under the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	availability, terms and deployment of capital;

•	general volatility of the capital markets;

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Management Statements on Forward Looking Statements, Estimates and Non-GAAP Supplemental Measures

•	changes in our business and investment strategy;

•	availability of qualified personnel;

•	perception of the commercial and residential subsegments of the real estate industry;

•	changes in supply and demand dynamics within the commercial and residential subsegments of the real estate industry;

•	availability of purchasers of our projects;

•	change in costs associated with development or redevelopment and repositioning of projects;

•	changes in interest rates;

•	changes in applicable laws and regulations (including land use entitlement processes);

•	changes in political climates that may affect our proposed development and redevelopment projects;

•	state of the general economy and the greater Los Angeles economy in which our projects are located;

•	a taking of any of our rental properties or development projects by eminent domain; and

•	the degree and nature of our competition.

You should not place undue reliance on our forward-looking statements, which apply only as of the date of this supplemental information package.

Non-GAAP Supplemental Measures:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure. Management uses EBITDA as an indicator of our ability to incur and service debt. We believe EBITDA is an appropriate supplemental measure for such purposes, because the amounts spent on interest are, by definition, available to pay interest, income tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up, and depreciation and amortization are non-cash charges. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of real estate companies. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flows from operating activities (computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income as an indicator of our operating performance. Other companies may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other companies’ EBITDA. EBITDA is not a replacement for, and should be read in connection with, our financial statements filed in our Annual Report on Form 10-K and our Quarterly Report for the quarter ended March 31, 2008.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Management Statements on Forward Looking Statements, Estimates and Non-GAAP Supplemental Measures

Non-GAAP Supplemental Measures (Continued):

We believe that after tax cash flow, or ATCF, is a useful supplemental performance measure. We define ATCF as net (loss) income excluding the following: i) deferred income tax expense; ii) non-cash charges for depreciation and amortization, iii) amortization of loan costs; iv) the adjustment to recognize rental revenue using the straight-line method; v) the adjustment to rental revenue to reflect the fair market value of rents and vi) non-cash charges for asset impairment. Management uses ATCF as an assessment of performance of our operations in period to period comparisons and for financial planning purposes. ATCF should not be used as a measure of our liquidity nor as a supplement to or substitute for cash flow from operating activities, which is computed in accordance with GAAP. ATCF should be considered only as supplement to net (loss) income as a measure of our performance.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Portfolio Data

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Portfolio Overview – Rental Projects

					Leased % and In-Place Rents
Project	# of Projects	Los Angeles District	Type of Temporary Operations	Net Rentable Square Feet	% Leased	Total Annualized Rents (1)	Annualized Rent $/RSF (2)
Commercial Projects
788 S. Alameda	1	Wholesale Produce	N/A	33,984	87.5%	$ 1,160,400	$ 39.02
Washington Cold Storage	1	Wholesale Produce	N/A	59,000	100.0%	1,320,000	22.37
500 Mateo Street	1	Arts	N/A	12,938	100.0%	122,400	9.46
Meruelo Wall Street	1	Fashion	N/A	98,245	96.1%	2,013,480	21.32
Washington at Central	1	Southeast Industrial	N/A	5,479	25.6%	18,000	12.86
Southern California Institute of Architects	1	Arts	N/A	81,741	100.0%	1,212,000	14.83
2000 San Fernando Road (3)	1	North Downtown Industrial	N/A	119,381	100.0%	2,865,144	24.00
Washington Produce Market	1	Wholesale Produce	N/A	31,876	76.3%	515,400	21.19
905 E. 8th Street	1	Electronics	N/A	32,000	56.4%	214,800	11.90
3rd and Omar Street	1	Little Tokyo	N/A	23,297	23.2%	97,080	17.94
1919 Vineburn Avenue	1	North Downtown Industrial	N/A	122,345	100.0%	506,520	4.14
1500 Griffith Avenue	1	Fashion	N/A	50,058	100.0%	440,823	8.81
4th Street Center	1	Arts	N/A	14,472	100.0%	314,824	21.75
Seventh Street Produce Market	1	Wholesale Produce	Wholesale produce market	122,120	62.5%	3,487,736	45.73
Alameda Square	1	Wholesale Produce	Commercial	1,463,696	61.0%	3,669,137	4.11
620 Gladys Avenue	1	Wholesale Seafood	Wholesale distribution	57,354	84.7%	527,242	10.85
1000 E. Cesar Chavez	1	North Downtown Industrial	Multi tenant commercial	50,373	16.8%	58,200	6.86
306 North Avenue 21 (4)	1	North Downtown Industrial	Multi tenant commercial and distribution (and cleared land)	84,472	58.8%	208,933	4.21
Crown Commerce Center	1	Southeast Industrial	Multi-tenant commercial	301,491	100.0%	1,940,445	6.44
420 Boyd Street	1	Little Tokyo	Office and retail	47,806	71.7%	372,564	10.87
1800 E. Washington Blvd.	1	South Downtown Industrial	Multi-tenant commercial	108,744	100.0%	543,180	5.00
230 W. Ave 26th	1	North Downtown Industrial	Multi tenant commercial	67,671	32.0%	155,747	7.19
5707 S. Alameda	1	South Downtown Industrial	Single tenant commercial	55,729	82.7%	166,595	3.61
1211 E. Washington Blvd.	1	South Downtown Industrial	Multi-tenant commercial	108,000	74.5%	384,192	4.77
Total Commercial Projects	24			3,152,272	73.0%	$ 22,314,840	$ 9.70

Residential Projects
American Apartments	1	Arts	N/A	13,550	89.3%	$ 262,201	$ 21.67
Southpark Tower - Phase 2 - J Restaurant	See Note (5)	Southpark	Restaurant and parking	11,829	100.0%	438,624	37.08
Center Village	1	Arts	Cold storage and commercial	176,628	100.0%	751,200	4.25
Pomona Park Village	1	Pomona, California	Commercial and office flex	242,042	2.3%	66,492	12.09
Total Residential Projects	3			444,049	46.4%	$ 1,518,517	$ 7.37

Total Rental Project Portfolio	27			3,596,321	69.7%	$ 23,833,357	$ 9.51

    __________
(1)	Annualized rent represents the annualized monthly contractual rent under existing leases as of March 31, 2008.
(2)	Annualized rent per rentable square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.
(3)	We are actively marketing this project for sale.
(4)	This parcel is part of a larger project that will be redeveloped as part of the 2131 Humboldt Street project discussed in the "Development Pipeline."
(5)	This parcel is part of a larger project that will be redeveloped as part of the Southpark Tower project discussed in the "Development Pipeline."

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Development Pipeline

Project	# of Projects	Location	Type of Incidental Revenue Earned	Estimated Incidental Revenue per Year
Commercial Projects
801 E. 7th Street	1	Downtown Industrial District	Single-tenant distribution	$ 216,000
2131 Humboldt Street	See Note (1)	North Downtown Industrial District	Small tenant commercial	144,000
Pomona Retail (3)	1	Pomona, California	Small tenant commercial	102,000
Santa Fe Plaza	1	Vernon, California	Small tenant commercial	77,000
Meruelo Baldwin Park	1	Baldwin Park, California	Small tenant commercial and residential	34,000
Barstow Produce Center	1	Barstow, California	Small tenant commercial	24,000
1828 Oak Street (5)	1	South Downtown Industrial District	N/A	-
3000 E. Washington Blvd. (2)	1	Wholesale Produce District	N/A	-
Gold's Gym & Public Storage (2)	1	Commerce, California	N/A	-
Camfield Retail Center	1	Commerce, California	N/A	-
American Fish (5)	1	Wholesale Produce District	N/A	-
Ceres Street Produce Center	1	Wholesale Produce District	N/A	-
Wall Street Market (6)	1	Fashion District	N/A	-
Overland Terminal (5)	1	Wholesale Produce District	N/A	-
Musica Latina Building	1	Center City West	N/A	-
Total Commercial Projects	14			$ 597,000

Residential Projects
Southpark Towers (4)	1	Southpark	Commercial parking lot	$ 432,000
Ullman Tower One	1	Southpark	Commercial parking lot	360,000
Desmond Building	1	Southpark	Wholesale distribution	323,000
Union Lofts	1	Southpark	Residential apartments	210,000
Olive Street Towers	1	Southpark	Commercial parking lot and garage	204,000
Ullman Tower Two	1	Southpark	Commercial parking lot	180,000
Sky Arc	1	Arts District	Student and faculty parking and intermittent filming	153,000
TransAmerica Lofts	1	Southpark	Commercial parking lot	84,000
717 W. 9th Street	1	Financial District	Signage	36,000
Chinatown Tower	1	Chinatown	N/A	-
Vignes Village	1	Chinatown	N/A	-
San Fernando Court	1	Sylmar, Los Angeles, California	N/A	-
Citrus Gardens	1	Covina, California	N/A	-
Covina Gardens	1	Covina, California	N/A	-
Total Residential Projects	14			$ 1,982,000
Total Development Pipeline	28			$ 2,579,000

    __________
(1)	Project is currently considered a portion of the 306 N. Avenue 21 project and is counted as a rental project.
(2)	Project is currently owned and under redevelopment by a third party in accordance with a build-to-suit contract with us. The final purchase price is based on construction costs.
(3)	This project will be developed as part of Pomona Park Village Phase I.
(4)
In connection with our purchase of the project, we have agreed to construct a parking structure that will contain at least 132 parking spaces for the benefit of an adjacent project not owned by us.  Per the terms of the contract, monetary damages apply for each day after July 1, 2008 that construction is not complete.  In addition, the original seller has a right to repurchase the project at the price we paid if construction is not commenced by October 1, 2008.  Our redevelopment of this project includes plans for a parking structure that satisfies the contract.  In addition, the Los Angeles Community Redevelopment Agency may have the option to purchase 20% of the units at fair market value for resale to low and moderate income households.

(5)	We do not own this project, but have the option to purchase it from an unrelated third party.
(6)	Project is for sale by a third party owner.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Rental Project Portfolio Leasing Activity

	Rental Project Portfolio
Reconciliation of Leased Square Feet	Square Feet	% Leased

Leased Square Feet as of December 31, 2007	2,505,644	69.7%
Expirations	(28,086)	-0.78%
New Leases	29,853	0.83%
Renewals (1)	-	-
Lease Square Feet as of March 31, 2008	2,507,411	69.7%

Weighted Average Lease Term - New (in months)		1.4
     __________
(1)	Renewals exclude Month-to-Month Leases

	Revenue ($)	% Change

Cash Rent Growth
Annualized Lease Revenue as of March 31, 2008	$23,833,357
Annualized Lease Revenue as of December 31, 2007	22,495,108
Increase (Decrease)	$1,338,249	5.9%

	Revenue ($)	% Change

GAAP Rent Growth
Annualized Lease Revenue as of March 31, 2008	$24,154,355
Annualized Lease Revenue as of December 31, 2007	23,976,500
Increase (Decrease)	$177,855	0.7%

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Acquisition and Disposition Activity

Project Acquisitions	Location	Type	Existing Project(s)	Date Acquired / Sold	Building Square Feet	Total Price
First Quarter 2008
Development Projects
9901 Alameda		Development	N/A	3/31/2008	N/A	$ 24,400
Total Development Projects					N/A	24,400
Total Acquisitions during the Quarter Ended March 31, 2008					N/A	$ 24,400

Project Dispositions
Development Projects
9901 Alameda		Development	N/A	3/31/2008	N/A	$ 31,200
Total Development Projects					N/A	31,200
Total Dispositions during the Quarter Ended March 31, 2008					N/A	$ 31,200

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Commercial Project Stabilization
		Future Development Plans
Project	Development/Stabilization Plan	Estimated/Actual Commencement Date	Estimated Stabilization Date (1)	Estimated Square Feet	Estimated Costs to Complete Stabilization (2)	Estimated Stabilized Net Operating Income
500 Mateo Street	N/A - property stabilized	N/A	N/A	12,938	$-	$80,000
Meruelo Wall Street	N/A - property stabilized	N/A	N/A	98,245	-	1,770,000
Southern California Institute of Architects	N/A - property stabilized	N/A	N/A	81,741	-	1,200,000
2000 San Fernando Road (3)	N/A - property stabilized	N/A	N/A	119,381	-	2,860,000
1919 Vineburn Avenue	N/A - property stabilized	N/A	N/A	122,345	-	390,000
1500 Griffith Avenue	N/A - property stabilized	N/A	N/A	50,058	-	270,000
4th Street Center	N/A - property stabilized	N/A	N/A	14,472	-	220,000
1800 E. Washington Blvd.	N/A - property stabilized	N/A	N/A	108,744	-	400,000
Washington Cold Storage	N/A - property stabilized	N/A	N/A	59,000	-	1,080,000
420 Boyd Street	Lease up property	Ongoing	4Q 2008	47,806	-	440,000
Crown Commerce Center	Renovate and lease up property	Ongoing	2Q 2008	301,491	-	1,410,000
1000 E. Cesar Chavez	Lease up property	Ongoing	4Q 2008	50,373	-	180,000
Washington at Central	Renovate and lease up property	Ongoing	4Q 2008	5,479	50,000	60,000
788 S. Alameda	Lease up property	Ongoing	4Q 2008	33,984	416,000	760,000
Washington Produce Market	Complete improvements and lease up property	Ongoing	4Q 2008	31,876	375,000	250,000
905 E. 8th Street	Renovate and lease up property	Ongoing	4Q 2008	32,000	30,000	220,000
Santa Fe Plaza	Complete improvements and lease up property	Ongoing	4Q 2008	15,000	360,000	450,000
Barstow Produce Center	Complete improvements and lease up property	Ongoing	4Q 2008	261,750	385,000	1,300,000
3rd and Omar Street	Renovate and lease up property	Ongoing	2Q 2009	23,297	50,000	270,000
3000 E Washington Blvd. (4)	Construct cold storage and food processing space	Ongoing	2Q 2009	290,620	65,670,000	5,300,000
Gold's Gym & Public Storage (4)	Construct a pre-leased 30,000 sf Gold's Gym and a 44,000 sf mini storage facility	Ongoing	3Q 2009	74,000	14,500,000	1,600,000
Seventh Street Produce Market	Renovate building B and lease up property	Ongoing	4Q 2009	150,280	5,000,000	2,150,000
1211 E. Washington Blvd.	Renovate and lease up property	Ongoing	1Q 2010	108,000	276,500	435,000
Pomona Park Village	Lease up property	Ongoing	1Q 2010	254,042	-	1,160,000
Alameda Square	Renovate and lease up property	Ongoing	4Q 2010	1,463,696	14,000,000	9,250,000
1828 Oak Street (5)	N/A	N/A	N/A	-	-	-
Ceres Street Produce Center (3)	N/A	N/A	N/A	-	-	-
Musica Latina Building (3)	N/A	N/A	N/A	-	-	-
Camfield Retail Center (3)	N/A	N/A	N/A	-	-	-
Wall Street Market (6)	N/A	N/A	N/A	-	-	-
American Fish (6)	Renovate and lease up property	1Q 2008	2Q 2008	29,213	4,782,000	440,000
Overland Terminal (6)	Renovate and modernization of multi-tenant industrial space	1Q 2008	1Q 2009	417,191	15,621,000	1,650,000
230 W Ave 26th	Renovation and modernization of current space	1Q 2008	2Q 2009	67,971	200,000	310,000
801 E. 7th Street	Renovation and modernization of current space	1Q 2009	1Q 2010	126,550	250,000	560,000
5707 S. Alameda	Renovate current space to multi-tenant industrial space	1Q 2009	1Q 2010	55,729	50,000	110,000
620 Gladys Avenue	Renovation and modernization of current space	1Q 2009	1Q 2010	91,893	30,000	230,000
2131 Humboldt Street	Construct multi-tenant wholesale space	1Q 2010	2Q 2011	197,922	42,520,000	3,200,000
Meruelo Baldwin Park	Construct multi-tenant retail space	3Q 2010	4Q 2012	107,150	28,670,000	2,270,000

Total Commercial Projects				4,904,237	$193,235,500	$42,275,000
(1)	The estimated timeframe in which the project redevelopment schedule is finished and the property has been leased to an industry standard occupancy level.
(2)	All estimated redevelopment costs include an additional amount of possible overrun contingencies.
(3)	Project is currently being marketed for sale.
(4)	Costs to complete include the cost of the building per the build to suit contract.
(5)	Costs to complete stabilization include the cost to purchase the project per the option to purchase agreement.
(6)	No current project development in place at the moment.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Residential Project Development

	Future Development Plans
Project	Estimated Retail Square Feet	Estimated Residential Square Feet	Estimated # Units Developed	Estimated Total Project Costs(1)
				Low	High
American Apartments	4,700	8,850	48	$1,276,000	$1,276,000
Union Lofts (3)	11,000	81,409	92	39,920,000	40,718,000
717 W. 9th Street	6,800	252,092	214	148,870,000	151,847,000
Citrus Gardens	-	75,348	52	20,874,000	21,726,000
Covina Gardens	-	71,856	72	18,228,000	18,972,000
1150 S. Grand Avenue	17,500	373,252	374	209,720,000	218,280,000
1100 S. Olive Street	13,500	254,240	280	130,144,000	135,456,000
San Fernando Court (2)	17,400	250,458	247	76,440,000	79,560,000
1050 S Hope Street (2)	13,500	143,464	158	96,628,000	100,572,000
336 W. 11th Street	13,500	192,496	212	110,936,000	115,464,000
1230 S. Olive Street	20,000	427,572	436	222,068,000	231,132,000
SkyArc Phase I	15,000	176,172	212	95,256,000	99,144,000
SkyArc Phase II	-	176,172	212	93,786,000	97,614,000
SkyArc Phase III	-	176,172	211	94,864,000	98,736,000
Ullman Tower One	30,000	319,464	348	193,942,000	201,858,000
Ullman Tower Two	6,500	211,820	238	121,422,000	126,378,000
Chinatown Tower Phase I	15,000	189,912	246	94,276,000	98,124,000
Chinatown Tower Phase II	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase III	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase IV	15,000	189,912	246	94,178,000	98,022,000
Chinatown Tower Phase V	15,000	189,912	246	94,178,000	98,022,000
Center Village Phase I	15,000	182,816	232	102,998,000	107,202,000
Center Village Phase II	15,000	182,816	232	102,704,000	106,896,000
Vignes Village Phase I	15,000	192,864	224	97,608,000	101,592,000
Vignes Village Phase II	15,000	192,864	224	97,216,000	101,184,000
Vignes Village Phase III	15,000	192,864	224	97,216,000	101,184,000
Vignes Village Phase IV	15,000	192,864	224	97,118,000	101,082,000
Pomona Park Village Phase I	155,000	272,400	300	117,354,000	122,250,000
Pomona Park Village Phase II	-	272,400	300	72,562,000	75,590,000
Pomona Park Village Phase III	-	272,400	300	74,228,000	77,324,000
Pomona Park Village Phase IV	-	272,400	300	75,796,000	78,956,000
Pomona Park Village Phase V	-	272,400	300	77,560,000	80,792,000
Total Residential Development Pipeline	489,400	6,639,485	7,496	$3,157,722,000	$3,282,997,000
		Book Value at March 31, 2008		(392,836,000)	(392,836,000)
		Estimated Costs to Complete		$2,764,886,000	$2,890,161,000

(1)
These estimates reflect what we may be entitled to build.  These costs include land, hard, soft and financing costs.  Costs are impacted by the commencement and completion dates, financing costs (leverage levels and interest rates) and changes in labor and material costs.  Also included are contingencies for possible cost overruns.

(2)	Retail square footage includes 8,400 square feet of office space.
(3)	Excludes costs to construct restaurant space.
(4)	A portion of this project is currently being marketed for sale.

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Pictures of Recent Development

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Union Lofts

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Residential Projects in Development

MerueloMaddux Properties, Inc.
Supplemental Operating and Financial Information
First Quarter 2008

Commercial Projects in Development

3000 Washington Boulevard

Gold's Gym and Storage

Barstow Produce Center, Phase 1

SANTA FE PLAZA

Santa Fe Plaza Retail Center

Washington Produce Center